UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): June 17, 2013

CHINA SHENGDA PACKAGING GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-148232	26-1559574
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 2 Beitang Road
Xiaoshan Economic and Technological Development Zone
Hangzhou, Zhejiang Province 311215
People's Republic of China
(Address of principal executive offices)

(86) 571-82838805
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

On June 17, 2013, China Shengda Packaging Group Inc., a Nevada Corporation (the “Company”) announced that its wholly operating subsidiary Jiangsu Shuangsheng Paper Technology Development Co., Ltd. has completed the construction of a paper mill and officially gone into production. The paper mill is located in Sheyang County, Jiangsu Province with an annual raw paper production capacity of 150,000 metric tons. The paper mill is expected to enable the Company to more effectively manage its production costs and control the supply and quality of its raw materials.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated June 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Shengda Packaging Group Inc.

Date: June 17, 2013

/s/ Daliang Teng
Name: Daliang Teng
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 17, 2013